Subsidiaries of Kennedy-Wilson Holdings, Inc.	Jurisdiction of Incorporation
Alpha Europe GP Limited	Jersey
Alpha UK Minority UH Limited	Jersey
Cella UK Minority UH Limited	Jersey
Dillingham Ranch Aina LLC	Delaware
Gatsby Capital 2 Limited	Jersey
Gatsby Capital 3 Limited	Jersey
Gatsby Chatham Limited	Jersey
Gatsby Croydon Limited	Jersey
Gatsby GR Limited	Jersey
Gatsby Grocery Limited	Jersey
Gatsby INV 1 Limited	Jersey
Gatsby Retail Limited	Jersey
Guardian/KW Hilltop, LLC	Delaware
Jupiter Holdco Ltd	Jersey
Jupiter Marathon Ltd	Jersey
Jupiter Rubislaw Ltd	Jersey
Jupiter Seafield Limited	Jersey
Jupiter Seafield OpCo Limited	Jersey
Jupiter Tradeco Ltd	Jersey
Jupiter Trident Ltd	Jersey
Kennedy Wilson Auction Group, Inc.	California
KENNEDY WILSON CHARITABLE FOUNDATION	California
Kennedy Wilson España, S.L.U.	Spain
Kennedy Wilson Europe Limited	Ireland
Kennedy Wilson Europe Real Estate Limited	Jersey
Kennedy Wilson Ireland, Limited	Ireland
Kennedy Wilson Property Equity V, LLC	Delaware
KENNEDY WILSON PROPERTY EQUITY VI, LLC	Delaware
Kennedy Wilson Property Equity VII, LLC	Delaware
Kennedy Wilson Property Services V, LLC	Delaware
Kennedy Wilson Property Services VI, LLC	Delaware
Kennedy Wilson Property Services VII, LLC	Delaware
Kennedy Wilson Real Estate Sales & Marketing	California
Kennedy Wilson UK Limited	United Kingdom
Kennedy-Wilson Advisers, Inc.	Delaware
Kennedy-Wilson Capital	California
Kennedy-Wilson Holdings, Inc.	Delaware
Kennedy-Wilson International	California
Kennedy-Wilson Tech Ltd.	California
Kennedy-Wilson, Inc.	Delaware
Kohanaiki Shores LLC	Delaware
KW Coppins Well Member, LLC	Delaware

KW - G Multifamily Venture 2 Manager, LLC	Delaware
KW Multifamily 2021, LLC	Delaware
KW Multifamily Co-Invest 2021, LLC	Delaware
KW - Stockton Commerce Center, LLC	Delaware
KW 150 El Camino LLC	Delaware
KW 360 SPEAR, LLC	Delaware
KW 400 California Member, LLC	Delaware
KW 50 West, LLC	Delaware
KW 75-489 Nani Kailua, LLC	Delaware
KW 90 East, LLC	Delaware
KW 9350 Civic Center Drive, LLC	Delaware
KW ABQ, LLC	Delaware
KW Advanta Office Commons, LLC	Delaware
KW Alameda LLC	Delaware
KW Alameda Member LLC	Delaware
KW Alila NAPA Valley, LLC	Delaware
KW Alpha Holdco Limited	Jersey
KW Alpha Holdco Limited, LLC	Delaware
KW Alpha Investco Limited	Jersey
KW Arista Uptown, LLC	Delaware
KW Artemis UK Properties Hold Co Ltd	Jersey
KW Ashton Parc Villagio, LLC	Delaware
KW Aspens Limited	Jersey
KW Atlas, LLC	Delaware
KW AZ La Privada, LLC	Delaware
KW Bend CM, LLC	Delaware
KW Bend QOF, LLC	Delaware
KW Bend Sponsor, LLC	Delaware
KW BPR Limited	Jersey
KW Bristol at Southport, LLC	Delaware
KW Camarillo Land, LLC	Delaware
KW Cantata Trails, LLC	Delaware
KW CDO Investor, LLC	Delaware
KW CIG Management Services, LLC	Delaware
KW Colorado Springs 260, LLC	Delaware
KW Colorado Springs MT, LLC	Delaware
KW Core Natomas Property, LLC	Delaware
KW Core Natomas, LLC	Delaware
KW Cottonwood, LLC	Delaware
KW CP West Hills Asset Manager, LLC	Delaware
KW CP West Hills Participant, LLC	Delaware
KW Croydon Limited	Jersey
KW Cypress, LLC	Delaware

KW Desert Ramrod Sponsor, LLC	Delaware
KW DEVELOPMENT, LLC	Delaware
KW Eden Plaza, LLC	Delaware
KW Eisley, LLC	Delaware
KW El Camino LLC	Delaware
KW El Sombra ABQ, LLC	Delaware
KW El Sombra X, LLC	Delaware
KW Encanto, LLC	Delaware
KW Encinitas Beach Resort, LLC	Delaware
KW Equinox, LLC	Delaware
KW Ethos Community, LLC	Delaware
KW EU Capital 2, LLC	Delaware
KW EU Capital 3, LLC	Delaware
KW EU Capital LLC	Delaware
KW EU Investors IV, LLC	Delaware
KW EU Investors IX, LLC	Delaware
KW EU Investors V, LLC	Delaware
KW EU Investors VII, LLC	Delaware
KW EU Investors VIII, LLC	Delaware
KW EU Investors X, LLC	Delaware
KW EU PRS Investor, LLC	Delaware
KW EU Real Estate Finance Limited	United Kingdom
KW Europe Investors I, LLC	Delaware
KW Europe Investors II, LLC	Delaware
KW Europe Investors III, LLC	Delaware
KW Europe Investors Ltd	Jersey
KW F5 Tower, LLC	Delaware
KW Forum 2 Limited	Jersey
KW Forum Limited	Jersey
KW Gatsby Limited	Jersey
KW Golden State Towers Loan LLC	Delaware
KW GP Ventures, LLC	Delaware
KW Hamilton Landing - Land, LLC	Delaware
KW Hamilton Landing, LLC	Delaware
KW Hanover Quay, LLC	Delaware
KW Happy Valley, LLC	Delaware
KW HARDWARE VILLAGE, LLC	Delaware
KW Heights Investor, LLC	Delaware
KW Hilltop Manager II, LLC	Delaware
KW Investment Adviser, LLC	Delaware
KW Investment Management Ltd	Jersey
KW Ireland, LLC	Delaware
KW Jasper, LLC	Delaware

KW Kawana Springs, LLC	Delaware
KW Kohanaiki Lots, LLC	Delaware
KW Kohanaiki Shores Member, LLC	Delaware
KW Kona Investors Manager, LLC	Delaware
KW Linder Road, LLC	Delaware
KW LMG Propco 1, S.L.U.	Spain
KW Lofts X, LLC	Delaware
KW LPC Investor, LLC	Delaware
KW LV 3 Sponsor, LLC	Delaware
KW LV 3001 Park, LLC	Delaware
KW Manhattan Beach Studios Loan, LLC	Delaware
KW Marina View Venture, LLC	Delaware
KW Marina View, LLC	Delaware
KW Marston Lake, LLC	Delaware
KW MetWest on Sunset, LLC	Delaware
KW MH 2 Limited	Jersey
KW Midvale Village, LLC	Delaware
KW Midvale, LLC	Delaware
KW Moffett Place, LLC	Delaware
KW Montclair, LLC	Delaware
KW Mount Hood, LLC	Delaware
KW Multifamily 2022, LLC	Delaware
KW Multifamily 2024, LLC	Delaware
KW Multifamily Co-Invest 2022, LLC	Delaware
KW Multifamily Co-Invest 2024, LLC	Delaware
KW Multifamily Co-Invest Manager 2021, LLC	Delaware
KW Multifamily Co-Invest Manager 2022, LLC	Delaware
KW Multifamily Co-Invest Manager 2024, LLC	Delaware
KW Multi-Family Management Group, LLC	Delaware
KW MW Cottonwood, LLC	Delaware
KW MW Lakeharbor, LLC	Delaware
KW NB LLC	Delaware
KW NM San Miguel, LLC	Delaware
KW NV Palms, LLC	Delaware
KW One Baxter Way GP, LLC	Delaware
KW ONE TEN PLAZA, LLC	Delaware
KW Onyx GP, LLC	Delaware
KW Onyx TIC, LLC	Delaware
KW Oxbow Dovetail Funding, LLC	Delaware
KW Oxford North, LLC	Delaware
KW Pacific Valley, LLC	Delaware
KW Pacifica, LLC	Delaware
KW Panther (Jersey) Limited	Jersey

KW Park on 20th, LLC	Delaware
KW Park Santa Fe, LLC	Delaware
KW Parkcenter Blvd, LLC	Delaware
KW Pearl Street Portfolio, LLC	Delaware
KW Petaluma Hill Road, LLC	Delaware
KW Pine 43, LLC	Delaware
KW Portfolio XIII LLC	Delaware
K-W Properties	California
K-W Properties II	California
KW Quebec Asset Manager, LLC	Delaware
KW Quebec Participant, LLC	Delaware
KW Radius, LLC	Delaware
KW Rainier Ridge Member, LLC	Delaware
KW Rancho Mirage Loan, LLC	Delaware
KW RC Happy Valley, LLC	Delaware
KW Real Estate II Carry, LLC	Delaware
KW Real Estate II Equity, LLC	Delaware
KW Real Estate II GP, LLC	Delaware
KW Real Estate VIII Limited	Ireland
KW Redmond Manager, LLC	Delaware
KW Regional Office B Ltd	Jersey
KW River Pointe Premiere, LLC	Delaware
KW River Pointe, LLC	Delaware
KW Riverstone Lane, LLC	Delaware
KW Riverwalk, LLC	Delaware
KW Rock UK Limited	United Kingdom
KW ROCKVUE, LLC	Delaware
KW Rosewood Premiere, LLC	Delaware
KW San Mateo ABQ, LLC	Delaware
KW San Vicente Bungalows and Hotel 850, LLC	Delaware
KW Sandpiper, LLC	Delaware
KW Santa Rosa, LLC	Delaware
K-W Santiago Inc.	California
KW Savier Street, LLC	Delaware
KW SB Manager, LLC	Delaware
KW SBG, LLC	Delaware
KW Seattle Office Portfolio GP, LLC	Delaware
KW Securities, LLC	Delaware
KW Serenade Manager, LLC	Delaware
KW Silver Lake Pool & Inn, LLC	Delaware
KW Snake River, LLC	Delaware
KW Sol Propco 2, S.L.U.	Spain
KW Sol Propco, S.L.U.	Spain

KW South Bay Galleria, LLC	Delaware
KW Spanish Holdco S.L.U.	Spain
KW State Street, LLC	Delaware
KW Stockton Industrial Park, LLC	Delaware
KW Stockton Industrial, LLC	Delaware
KW Stoneridge, LLC	Delaware
KW Summer House Manager, LLC	Delaware
KW Sunset CP Asset Manager, LLC	Delaware
KW Sunset CP Participant, LLC	Delaware
KW Sunset North, LLC	Delaware
KW Tacoma Condos, LLC	Delaware
KW Ten Mile MT, LLC	Delaware
KW Ten Mile, LLC	Delaware
KW Terra West Sponsor, LLC	Delaware
KW The Arden, LLC	Delaware
KW THE CADENCE, LLC	Delaware
KW Theaters Loan, LLC	Delaware
KW Timbers Kauai Ocean Club LLC	Delaware
KW Towers Limited	Jersey
KW Towne Square X, LLC	Delaware
KW Towne Square, LLC	Delaware
KW Trade Co Ltd	Jersey
KW UG2 SFH, LLC	Delaware
KW UK Assets Holdco Ltd	Jersey
KW UK Loan Partners, LLC	Delaware
KW University Glen Executives, LLC	Delaware
KW University Glen Manager, LLC	Delaware
KW University Glen, LLC	Delaware
KW UR Investments 1, LLC	Delaware
KW UR Investments 2, LLC	Delaware
KW UR Investments 3, LLC	Delaware
KW UR Investments 4, LLC	Delaware
KW UR Investments 5, LLC	Delaware
KW UR Investments 6, LLC	Delaware
KW UR Investments 7, LLC	Delaware
KW UR Subsidiary 2020, LLC	Delaware
KW Vancouver, LLC	Delaware
KW Victory Plaza Loan, LLC	Delaware
KW Vivus CIP, LLC	Delaware
KW W Hollywood, LLC	Delaware
KW Westmoor 7, LLC	Delaware
KW Westmoor 8-10 LLC	Delaware
KW Westmoreland TIC, LLC	Delaware

KW ZIA SUNNYSIDE, LLC	Delaware
KWCS Limited	Ireland
KWE Real Estate II GP S.à r.l.	Luxembourg
KWERE II JPUT 7 Co-Investment GP Limited	Jersey
KWF Capital, LLC	Delaware
KWF Investors IV, LLC	Delaware
KWF Investors VII, LLC	Delaware
KWF Manager IV, LLC	Delaware
KWF Manager X, LLC	Delaware
KWF Manager XI, LLC	Delaware
KWF Manager, LLC	Delaware
KWF Real Estate Venture Azure, LLC	Delaware
KWF Real Estate Venture IV Loan, LLC	Delaware
KWF Real Estate Venture IV, L.P.	Delaware
KWF Real Estate Venture X, LP	Delaware
KWF Real Estate Venture XI, LP	Delaware
KWF Real Estate Venture XII, LP	Delaware
KW-G Multifamily Co-Invest, LLC	Delaware
KW-G Multifamily Venture 1 Manager, LLC	Delaware
KWJ Properties, LLC	Delaware
KWP Financial I	California
KWSB Capital, LLC	Delaware
KW-VHH Member, LLC	Delaware
KW-VHH, LLC	Delaware
North Shore Water Company	Delaware
Novus Parcere Limited	Ireland
Olimpia Investment Fund	Italy
Parque Comercial Guadalhorce, S.L.U.	Spain
Santa Maria Land Partners Manager, LLC	Delaware
Santa Maria Land Partners, LLC	Delaware
SEO Bracknell Limited	Jersey
SEO Farnborough Limited	Jersey
SEO Finance Limited	Jersey
SEO Maidenhead Limited	Jersey
SEO Stockley Limited	Jersey
The Flying Shuttle Limited	Jersey
Thornfield Properties (Bury) Limited	United Kingdom
Thornfield Properties Bury (Lease) Limited	United Kingdom
Total Espana Real Estate Holdco (UK) Limited	United Kingdom
Total Holdco Jersey Limited	Jersey
UG2 MR, LLC	Delaware

Vivus CIP GP Limited	Jersey
Vivus CIP Limited Partnership	Jersey